[AMERICAN BEACON FUNDS LOGO]     [AMERICAN BEACON MILEAGE FUNDS LOGO]

                          Cash Management Class
                     Supplement Dated June 5, 2009
    To the Prospectus dated March 1, 2009 as Supplemented April 14, 2009

                 Cash Management Class     Mileage Class
                      Supplement Dated June 5, 2009
       To the Statement of Additional Information dated March 1, 2009
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Cash Management Prospectus
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As of May 15, 2009, the Money Market Fund and the U.S. Government Money Market
Fund were terminated and liquidated.



Cash Management and Mileage Class Statement of Additional Information
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As of May 15, 2009, the Money Market Fund of the Cash Management Class and the
U.S. Government Money Market Fund of the Cash Management Class were terminated and liquidated. All references to the Cash Management Class of these Funds, the U.S. Government Money Market Portfolio and the U.S. Government Money
Market Portfolio of the Master Trust are deleted.

The section titled "Trustees and Officers of the Trusts and the Master Trust" is renamed "Trustees and Officers of the Mileage Trust and the Master Trust".

In the section titled "Trustees and Officers of the Mileage Trust and the Master Trust", Mr. Quinn's biographical description is supplemented to include at the beginning: "Executive Chairman (2009-Present), Chairman (2006-2009)".

In the section titled "Trustees and Officers of the Mileage Trust and the Master Trust", Mr. Needles' biographical description is inserted between those of Mr. Quinn and Ms. Behan as follows:

Gene L. Needles, Jr. (54)
  Executive Vice President     President, CEO and Director (2009-Present),
  since 2009                   American Beacon Advisors, Inc.; President (2008-
                               2009), Touchstone Investments; President (2003-
                               2007), CEO (2004-2007), Managing Director of
                               Sales (2002-2003), National Sales Manager
                               (1999-2002), and Regional Sales Manager (1993-
                               1999), AIM Distributors.

In the section titled "Trustees and Officers of the Mileage Trust and the Master Trust", each occurrence of the phrase "twenty-three funds" or "23 Funds" is replaced with the phrase: "nineteen funds" or "19 Funds".


In the sub-section titled "All Funds except the Index Funds" in the section titled "Investment Restrictions", the last paragraph is deleted.


In the sub-section titled "Other Investment Company Securities" in the section titled "Other Information", a fifth sentence is inserted as follows:

   These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are itemized in the Fees and Expenses Table for each Fund in its prospectus.



       INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
          STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE